Exhibit 99.1

Investor Presentation LANTRONIX (NASDAQ: LTRX ) Kurt Busch , President & CEO Jeremy Whitaker , CFO 24 th Roth Capital Conference, March 14, 2012

Page 2 | Investor Presentation March 14, 2012 © 2012 Lantroni x . Safe Harbor This presentation contains forward - looking statements, including statements concerning financial results, anticipated market growth, market size, market vision, product features and availability timing, competitive assessments, the Company’s expectations concerning its operating results for fiscal year 2012, future revenues, margins and operating expenses. These forward - looking statements are based on current management expectations and are subject to risks and uncertainties that could cause actual reported results and outcomes to differ materially from those expressed in the forward - looking statements, including but not limited to: quarterly fluctuations in operating results; changing market conditions; government and industry standards; market acceptance of the Company’s products by its customers; pricing trends; actions by competitors; future revenues and margins; changes in the cost or availability of critical components; unusual or unexpected expenses; cash usage; and other factors that may affect financial performance. For a more detailed discussion of these and other risks and uncertainties, see the Company's recent SEC filings, including its Form 10 - Qs filed for the fiscal quarter ended September 30, 2011 and December 31, 2011 and Form 10 - K filed for the fiscal year ended June 30, 2011 . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update these forward - looking statements to reflect subsequent events or circumstances. Lantronix®, Inc. believes that the presentation of non - GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non - GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non - GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

About Lantronix (NASDAQ: LTRX)

Global leader in the design, manufacture and sale of secure connectivity solutions for machine-to-machine (M2M) communication

- **3 million+ Lantronix devices** currently deployed (in-market)
- Customer base of **10,000+ global companies** across key verticals: security, industrial automation, IT/data center, medical, and energy

Worldwide reach, vast partner base

- FY 11 Revenue: 52%, 31% and 17% for the Americas, EMEA, and Asia Pacific, respectively
- Global partner base of distributors, OEM manufacturers, and VARs covering 50+ countries worldwide
- 100+ employees worldwide: HQ in Irvine, CA; sales offices in Netherlands, Tokyo and Hong Kong

Energized management team

- New team and growth strategy; over 150 years of experience in the technology sector among the top senior executives, with deep expertise in networking and communications equipment solutions

Proven technology foundation and robust product pipeline

- 19 patents granted, 21 new applications in process
- Reputation for simple, elegant solutions

Smart, Secure M2M Connectivity Solutions

Page 3 | Investor Presentation March 14, 2012 © 2012 Lantronix.

LANTRONIX

Page 4 | Investor Presentation March 14, 2012 © 2012 Lantroni x . World Class Global Customer Base Security Industrial Automation IT / Data Center Medical Energy Over 3 million devices connected

Page 5 | Investor Presentation March 14, 2012 © 2012 Lantroni x . • Strong new, energized management team with M2M and communications expertise • 20 years of industry leadership allows us to aggressively expand into new markets • Focused on execution of turnaround – Financial discipline – New product development and market growth • New products expected to expand estimated TAM by over 4x • Launched and introduced four new products since December 2011 Lantronix: Investment Highlights

Page 6 | Investor Presentation March 14, 2012 © 2012 Lantroni x . 7.8 Billion People 65% Market Saturation 50 Billion Connectable Machines 1% Market Saturation M2M Market - “What’s all the excitement about?” “5 billion mobile phone subscribers today will be surpassed by 50 billion connected non - phone devices in 10 years.” - Hans Vestberg , CEO of Ericsson

Page 7 | Investor Presentation March 14, 2012 © 2012 Lantroni x . Wired Wireless Cellular* Sensor* M2M Ecosystem . . . Connecting Machines to Machines to Help People Do More * Future Products

Page 8 | Investor Presentation March 14, 2012 © 2012 Lantroni x . Our Core Value Proposition: Simplicity CONNECT: platform - independent, wired, wireless, embedded and external network connectivity SMART: provide the networking expertise so our customers can simply and securely network their products DO MORE: allow for machines to talk to machines, applications and people enabling increase productivity throughout the value chain Category (“Connectivity ”) Our Differentiator (“ Smart” connectivity ) Customer Benefit (They can “Do more ” with our solutions) “Simplicity is the ultimate sophistication.” – Leonardo De Vinci

Page 9 | Investor Presentation March 14, 2012 © 2012 Lantroni x . Growth Strategy Capitalize on trends in the M2M connectivity market by leveraging our existing platforms to expand addressable markets and gain share in current segments • Expand TAM by introducing innovative new products and organizing resources to release on average one new product per quarter • Enable different price points, applications, network connectivity, form factors, and revive and refresh product lines Bring to Market O ne New Product E ach Quarter

Current Products

Device Enablement



- Simple and cost effective serial-to-Ethernet

Recently launched xPico, worlds smallest device server and PremierWave-XN High Performance WiFi device server

FY 11 Revenue: ~ $39.6MM



Medical



Energy



Security

Device Management



- Manage multiple mission critical machines from one location

Growth driven by primarily datacenter build outs

FY 11 Revenues: ~$9.1M
Product refresh planned for CY 2012



Clean Room



Data Center

Page 10 | Investor Presentation March 14, 2012 © 2012 Lantronix.

LANTRONIX

Near Term Product Roadmap – 2H CY 12

Cellular	Sensor

Cellular



- Pervasive machine connectivity
- Securely manage remote and mobile machines



Energy



Transportation



Retail

Sensor


LANTRONIX

** artist rendition*

- Network enable sensors
- Enables decisions based on the response of physical stimulus (heat, light, sound, pressure, motion, etc.)
- In CY 11 ~400 million sensors were shipped worldwide



Pressure



Load



Ultrasonic Distance



Flow



Thermocouple Probe

Page 11 | Investor Presentation March 14, 2012 © 2012 Lantronix. LANTRONIX®

Recent New Product: xPrintServer™– Network Edition

- **CONNECT:**
  - Designed specifically for anyone in a networked printer environment
  - Print wirelessly from any iPad®, iPhone® or iPod® to virtually any networked printer
- **SMART:**
  - Seamless integration: plug and print!
  - Use native Apple iOS® commands – no additional programming or apps required
  - Patent pending, first of its kind
  - Cost effective
- **DO MORE:**
  - Increase usability of iOS devices

Began Shipping January 24, 2012


LANTRONIX
xPrintServer
LANTRONIX
CONNECT SMART. DO MORE.
www.lantronix.com
LANTRONIX

xPrintServer – Network Edition

First New Product Initiated by New Management

Page 12 | Investor Presentation March 14, 2012 © 2012 Lantronix.
LANTRONIX

Page 13 | Investor Presentation March 14, 2012 © 2012 Lantroni x . x PrintServer: What the Experts are Saying… “Best in Show” Macworld 2012 “Top 25 New Products” CES 2012 “Editor’s Choice” Macworld 2012

xPrintServer: Product Reviews

InfoWorld

"It's truly plug-and-play. And it just works!"

"The xPrintServer make me giddy with glee!"

"xPrintServer overcomes Apple's printing gap, with amazing simplicity."

TUAW

"You're going to love this product!"

"Set-up is drop-dead simple!"

"xPrintServer is fantastic for novices, yet will keep any network administrator happy."

NETWORKWORLD®

"5 out of 5 Gears rating!"

"This has to be one of the simplest, cleanest, and most painless products to use that I've seen in a long time."

Page 14 | Investor Presentation March 14, 2012 © 2012 Lantronix.

LANTRONIX®

Accelerate Growth: Expanding Lantronix TAM



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
2012
2013
2014
2015
2016
New - xPrintServer
New - Sensor and Cellular Device Enablement
Refresh - Device Management
Current - Wired and Wireless Device Enablement

$MM

New Products Plans Expand Estimated TAM by over 4x

Source: IDC, Harbor Research, Internal Estimates

Page 15 | Investor Presentation March 14, 2012 © 2012 Lantronix. LANTRONIX

Turnaround Progress: First Six Months…

- New CEO and CFO appointed;
- Recruited and retained experienced management;
- Developed strategy to expand market share as well as available market segments;
- Reorganized and re-energized resources to increase product development;
- Implemented plan to improve financial metrics and discipline; and
- Since December 2011, we launched four new products.
  - EDS-MD: next generation medical aggregator
  - xPrintServer: plug and play network printing for iOS devices
  - PremiumWave-XN: high performance WiFi device server
  - xPico, the world's smallest embedded device server

Page 16 | Investor Presentation March 14, 2012 © 2012 Lantronix.

LANTRONIX®

Leadership Team



Kurt Busch, *President & CEO* *
- 20+ years technology industry experience in marketing, sales, and general management roles
- Former SVP and GM of MindSpeed's High Performance Analog Business Unit



Jeremy Whitaker, *Chief Financial Officer* *
- Former Lantronix Vice President of Finance, returned to join turnaround
- Broad perspective with both outside auditor (Ernst & Young) and internal finance and accounting experience



Daryl Miller, *Vice President, Engineering*
- 30+ years experience in engineering, embedded systems, software, and networking
- Former experience at Tektronix and NCD



Mak Manesh, *Vice President, Product Management* *
- 20+ years of direct M2M experience
- Strong history with analog and digital device servers



Tom Morton, *Vice President, Human Resources**
- 30+ years human resource experience
- Expert in the issues facing technology companies



Robert Robinson, *Vice President, Worldwide Sales* *
- 20+ years of direct and channel sales experience
- Excellent background in wireless M2M applications and devices



Michael Fink, *Vice President, Operations**
- 20 years operations management experience
- Formerly held key positions at Inphi Corp, Sierra Monolithics, and MindSpeed



Mark Tullio, *Vice President, Worldwide Marketing*
20+ years of marketing, PR, and strategic planning experience
- Broad high-tech experience (software, hardware, wireless, internet/ecommerce)
- Former marketing executive with Kaplan and NBC

* *New leadership*

Page 17 | Investor Presentation March 14, 2012 © 2012 Lantronix.

LANTRONIX®

Page 18 | Investor Presentation March 14, 2012 © 2012 Lantroni x . Income Statement Information (1) Please see Appendix A to this presentation for a reconciliation of non - GAAP measures. Fiscal Year Ended June 30 $ in Millions FY 2010 FY 2011 FQ2 2012 Net Revenue $46.4 $49.3 $10.5 Y/Y Change (5.6%) 6.4% (17.8%) Gross Profit $24.1 $24.4 $5.0 % of Revenue 52.0% 49.5% 48.2% Operating Expenses $25.4 $29.5 $6.4 % of Revenue 54.9% 59.8% 61.0% Net Income (Loss) ($1.5) ($5.3) ($1.4) % of Revenue (3.3%) (10.7%) (13.2%) Non - GAAP Income (Loss) $1.6 $1.3 ($0.6) % of Revenue 3.5% 2.6% (6.0%)

Page 19 | Investor Presentation March 14, 2012 © 2012 Lantroni x . Balance Sheet Information Fiscal Year Ended June 30 $ in Millions FY 2010 FY 2011 FQ2 2012 Cash and Cash Equivalents $10.1 $5.8 $3.3 Accounts Receivable, Net $1.3 $2.9 $1.4 Inventory, Net $6.9 $9.2 $8.5 Total Current Assets $20.4 $19.7 $14.4 Total Assets $32.5 $31.2 $25.7 Accounts Payable $6.5 $8.4 $4.8 Short - term debt $0.7 $0.7 $0.7 Total Current Liabilities $12.7 $14.5 $12.1 Total Liabilities $14.2 $16.5 $13.5 Total Equity $18.3 $14.7 $12.2

The Turnaround: Stabilizing the Company

Stabilize Working Capital

- **Restructuring**
  - Expected to save ~$2M per year
  - Expenses at the BoD and named executive officer level reduced by ~$350K / year
  - Reduce spending on outside services
  - Tighten spending throughout company
  - Focus spending on R&D, and away from SG&A

Improve Margins

- **Return Margins to Historical Avg.**
  - 49% - 51%
  - Implement cost reductions
  - Reduce operational overhead

Reduce Inventory

- **Focus on Disciplined Processes**
  - Disciplined process for forecasting
  - Disciplined process for inventory management

End Goal: Improve Future Operating Results

Page 20 | Investor Presentation March 14, 2012 © 2012 Lantronix. LANTRONIX®

Page 21 | Investor Presentation March 14, 2012 © 2012 Lantroni x . Improve Gross Margins Working to return margins to historical range of 49% to 51% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% FQ1'10 FQ2'10 FQ3'10 FQ4'10 FQ1'11 FQ2'11 FQ3'11 FQ4'11 FQ1'12 FQ2'12 Gross Margin

Page 22 | Investor Presentation March 14, 2012 © 2012 Lantroni x . Financial Discipline: Reduce Non - GAAP Breakeven Point Cost savings measures and margin improvements to enable a corporate non - GAAP breakeven target below $11MM (1) Please see Appendix A to this presentation for a reconciliation of non - GAAP measures. $3.0 $5.0 $7.0 $9.0 $11.0 $13.0 $15.0 FQ1'10 FQ2'10 FQ3'10 FQ4'10 FQ1'11 FQ2'11 FQ3'11 FQ4'11 FQ1'12 FQ2'12 Revenue Est. Non - GAAP Breakeven Point Non - GAAP Opex

Page 23 | Investor Presentation March 14, 2012 © 2012 Lantroni x . • Strong new, energized management team with M2M and communications expertise • The company has over 20 years of connectivity experience allowing us to aggressively expand into new markets • Focused on execution – Financial – Product development and market growth • New products expected to expand estimated TAM by over 4x • Four new products introduced since December 2011 with two already in production Lantronix: Summary

Page 24 | Investor Presentation March 14, 2012 © 2012 Lantroni x . THANK YOU • For more information, email us at investors@lantronix.com • Please join us for our next quarterly conference call on Thursday, May 10 @ 5PM EST.

Appendix A: Reconciliation of Non-GAAP Measures

Lantronix Inc.
Unaudited Reconciliation of Non-GAAP Adjustments
(In thousands)

	Fiscal Quarter Ended										Fiscal Year Ended	
	Q110	Q210	Q310	Q410	Q111	Q211	Q311	Q411	Q112	Q212	2010	2011
GAAP net income (loss)	$ (499)	$ (375)	$ (136)	$ (509)	$ (678)	$ (579)	$ (399)	$ (3,615)	$ (1,444)	$ (1,377)	$ (1,519)	$ (5,271)
Non-GAAP adjustments:												
Cost of revenue:												
Share-based compensation	9	10	11	13	25	11	10	17	13	9	43	63
Employer portion of withholding taxes on stock grants	3	-	-	-	2	1	1	-	-	-	3	4
Depreciation and amortization	54	64	70	76	85	84	84	109	95	99	264	362
Total adjustments to cost of revenue	66	74	81	89	112	96	95	126	108	108	310	429
Selling, general and administrative:												
Costs associated with the investigation	-	-	-	-	-	-	452	1,672	108	-	-	2,124
Separation costs associated with the former CEO and CFO	-	-	-	-	-	-	-	862	-	-	-	862
Consulting fees for former CEO and CFO	-	-	-	-	-	-	-	-	153	-	-	-
Costs associated with the contested proxy	-	-	-	-	189	372	-	-	-	-	-	561
Share-based compensation	423	428	257	272	408	382	201	123	81	113	1,380	1,114
Employer portion of withholding taxes on stock grants	13	-	-	-	12	-	6	-	2	-	13	18
Depreciation and amortization	133	148	180	164	165	167	168	165	130	118	625	665
Total adjustments to selling, general and administrative	569	576	437	436	774	921	827	2,822	474	231	2,018	5,344
Research and development:												
Share-based compensation	127	146	116	89	150	85	82	109	66	71	478	426
Employer portion of withholding taxes on stock grants	21	-	-	-	18	-	5	-	3	-	21	23
Depreciation and amortization	16	16	13	11	12	11	10	10	9	7	56	43
Total adjustments to research and development	164	162	129	100	180	96	97	119	78	78	555	492
Restructuring charges	-	-	-	-	-	-	-	-	-	269	-	-
Amortization of purchased intangible assets	18	18	18	18	18	18	18	18	18	18	72	72
Total non-GAAP adjustments to operating expenses	751	756	584	554	972	1,035	942	2,959	570	596	2,645	5,908
Interest income (expense), net	47	42	29	31	22	36	29	36	27	23	149	123
Other income (expense), net	36	(11)	(17)	11	(29)	5	6	46	29	8	19	28
Provision (benefit) for income taxes	10	10	11	(7)	18	13	10	15	13	13	24	56
Total non-GAAP adjustments	910	871	688	678	1,095	1,185	1,082	3,182	747	748	3,147	6,544
Non-GAAP net income (loss)	$ 411	$ 496	$ 552	$ 169	$ 417	$ 606	$ 683	$ (433)	$ (697)	$ (629)	$ 1,628	$ 1,273

Page 25 | Investor Presentation March 14, 2012 © 2012 Lantronix.

LANTRONIX®